UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 8, 2005

SG Mortgage Securities, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-125307	20-2882635
(Commission File Number)	(Registrant’s I.R.S. Employer Identification Nos.)

1221 Avenue of the Americas New York, NY 10020	10020
(Address of Principal Executive Offices)	(Zip Code)

(212) 278-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01. Other Events.

Reference is made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125307) filed with the Securities Exchange Commission (the “Commission”) on May 27, 2005, and Amendment No. 1 thereto filed with the Commission on July 22, 2005 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate principal amount of its mortgage asset-backed pass-through certificates and asset-backed notes (the “Securities”), issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended.

On November 8, 2005, the Registrant amended and restated its Limited Liability Company Agreement in its entirety and adopted the Amended and Restated Limited Liability Company Agreement as the “Limited Liability Company Agreement” of the Registrant within the meaning of Section 18-101(7) of the Delaware Limited Liability Company Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 3.2	Amended and Restated Limited Liability Company Agreement for SG Mortgage Securities, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

SG MORTGAGE SECURITIES, LLC

Date: November 8, 2005	By:	/s/ Arnaud Denis
	Name:	Arnaud Denis
	Title:	President

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